Exhibit 10.27

State-Owned Construction Land Use Right Assignment Contract

Ministry of Land and Resources of the People’s Republic of China

Formulated by
State Administration for Industry and Commerce of the People’s Republic of China

State-Owned Construction Land Use Right Assignment Contract

The Parties to this Contract:

Assignor: Land and Resources Bureau of Xinhua County;

Mailing Address:	/	;

Zip Code:	/	;

Tel.:	/	;

Fax:	/	;

Account Bank:	/	;

Account No.:	/	.

Assignee: Hunan Weicheng Credit Risk Management Co., Ltd.;

Mailing Address:	/	;

Zip Code:	/	;

Tel.:	/	;

Fax:	/	;

Account Bank:	/	;

Account No.:	/	.

Chapter 1   General Provisions

Article 1                                   This Contract is made and entered into by the Parties on the principle of equal footing, free will, certain consideration and good faith in accordance with the Real Right Law of the People’s Republic of China, the Contract Law of the People’s Republic of China, the Law of the People’s Republic of China of Land Administration, the Law of the People’s Republic of China on Administration of the Urban Real Estates and other applicable laws and administrative regulations as well as applicable land supply policies.

Article 2                                   The ownership of the land to be assigned hereunder belongs to the People’s Republic of China. For the purpose of this Contract, the Assignor shall only assign the state-owned construction land use right according to law, excluding underground resources and objects buried thereunder.

Article 3                                   During the assignment period, the Assignee has the right to possess, use and seek proceeds from the state-owned construction land acquired by it according to law, and dispose of the same according to law, and has the right to construct the buildings, structures and their respective ancillary facilities on such land according to law.

Chapter 2   Delivery of Assigned Land and Payment of Assignment Fees

Article 4                                   The registration number of land parcel to be assigned hereunder is Xin Chu Di [2017] No. 1 with the total area of (In Words) Thirteen Thousand Fifty-nine square meters (In Figure: 13,059 m2). Thereinto, the assigned land covers an area of (In Words) Thirteen Thousand Fifty-nine square meters (In Figure: 13,059 m2).

The land parcel to be assigned hereunder is located at South of Baishazhou Road, Shangdu Office.
The ichnographic boundaries of the land parcel to be assigned hereunder are        /                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                   ; please refer to Appendix 1 for the ichnographic boundaries of the land parcel to be assigned hereunder.

The vertical boundary of the land parcel to be assigned hereunder takes     /                                                                                                                                                                    as its upper boundary, and   /                                                                                                                                                                    as its lower boundary, with the altitude difference of   /   m. Please refer to Appendix 2 for the vertical boundary of the land parcel to be assigned hereunder.

The spatial extent of the land parcel to be assigned hereunder means the closed space formed by a vertical plane produced by the aforesaid boundary marks and the upper and lower boundary elevation planes.

Article 5                                   The land parcel to be assigned hereunder is used for the intended purpose of commercial services, with corresponding land area of 0.6660 ha, and for the intended purpose of general commodity house with corresponding land area of 0.6399 ha.

Article 6                                   The Assignor agrees to deliver the land parcel to be assigned hereunder to the Assignee prior to April 25, 2017, and agrees that, at the time of delivery, the land conditions as set out in Item (1) of this Article shall be satisfied:

(1)             The land shall be leveled so that                                                                    /                                                    , and the infrastructure around the land shall include                                                                                                                                                             ;

(2)             Current status of land:                                                                                           /                                                                                                            .

Article 7                                   The state-owned construction land use right hereunder shall be assigned to the Assignee for a period of forty (40) years in respect of the land used for commercial services purpose and for a period of seventy (70) years in respect of the land used for the purpose of general commodity house, calculated from the delivery date as shown in Article 6 hereof; in case of any application for completing the assignment procedures not yet handled as to the state-owned construction land use right which is previously allotted (or leased), the assignment period shall be calculated from the execution date of this Contract.

Article 8                                   The assignment fees for the state-owned construction land use right hereunder is RMB (In Words) Twenty-three Million Seven Hundred and Fifty Thousand Yuan Only ((In Figure) RMB23,750,000). The assignment fees for each square meter of assigned land parcel shall be RMB (In Words) One Thousand Eight Hundred and Eighteen Yuan Sixty-six Cents ((In Figure) RMB1,818.66).

Article 9                                   For the purpose of assignment contemplated hereunder, the security deposit shall be RMB (In Words)       /                                             (In Figure: RMB   /   ), which may be used to offset against the assignment fees.

Article 10                            The Assignee agrees to pay the Assignor the assignment fees for the state-owned construction land use right pursuant to Item (1) of the first paragraph of this Article:

(1)                       to pay the assignment fees for the state-owned construction land use right in a lump sum on the date when this Contract is executed;

(2)                       To pay the assignment fees for the state-owned construction land use right in   /    installments according to the following payment dates and amounts.

Where the assignment fees for the state-owned construction land use right are paid in installments, the Assignee agrees to pay the Assignor the interest for the 2nd and subsequent installments of such assignment fees according to the interest rate published by the People’s Bank of China on the date when the 1st installment of assignment fees is paid.

Article 11                            After paying the assignment fees in full for the land parcel concerned pursuant to this Contract, the Assignee shall apply for making registration in respect of such assignment of state-owned construction land use right together with this Contract, payment certificate of assignment fees and relevant certification documents.

Chapter 3   Development, Construction and Utilization of the Assigned Land

Article 12                            The Assignee agrees that the development of and investment into the land parcel to be assigned hereunder shall be subject to Item (   /   ) of this Article:

(1)                                Where the land parcel to be assigned hereunder is used for construction of industrial projects, the Assignee agrees that the total investment of fixed assets into the projects on such land parcel shall not be less than the approved or recorded amount, i.e. RMB (In Words)   /   (In Figure:   /   ), and that the investment shall not be less than RMB (In Words)   /   (In Figure:   /   ) per square meter of land. The total investment of fixed assets into construction projects on the land parcel to be assigned hereunder shall include the investment into the buildings, structures and their respective ancillary facilities and equipment, assignment fees, etc.

(2)                                Where the land parcel to be assigned hereunder is used for construction of non-industrial projects, the Assignee undertakes that the total development investment into the land parcel to be assigned hereunder shall not be less than RMB (In Words)   /   (In Figure:   /   ).

Article 13                            Where any of the buildings, structures or their respective ancillary facilities is newly constructed by the Assignee within the land parcel to be assigned hereunder, such construction shall be subject to the planning conditions for assigned land parcel regulated by the competent governmental planning authority of the municipality (or county) concerned (please refer to Appendix 3). Thereinto:

Nature of main buildings:                                                                                                                                             /                                                                                                                                                                    ;

Nature of auxiliary structures:                                                                                                                     /                                                                                                                                                                    ;

Total floor area: 32,647 m2;

The floor area ratio shall not be more than 2.50, nor less than 1;

Height limit of buildings: 50 m;

The density of buildings shall not be more than 25%, nor less than                                    /                                                    ;

The ratio of green space shall not be more than                                                     /                        , nor less than 30%          ;

Other requirements on utilization of land:                                                                                                                /                                                                                                                                        .

Article 14                            The Assignee agrees to develop the land parcel to be assigned hereunder according to Item (1) of this Article:

(1)                       The land parcel to be assigned hereunder will be used for construction of industrial projects. Subject to planning and design conditions regulated by planning department, the land used for office and life and service facilities within the land parcel to be assigned hereunder shall not be more than    /   % of total area of land parcel to be assigned, that is,   /   square meters, and the floor area thereof shall not be more than    /   square meters. The Assignee agrees not to build any unproductive buildings such as residential housings, experts’ buildings, hotels, guest houses, training center, etc. within the land parcel to be assigned hereunder;

(2)                       The land parcel to be assigned hereunder will be used for construction of residential projects. Subject to planning and design conditions regulated by planning department, the Assignee shall build no less than   /   residential housings within the land parcel to be assigned hereunder. Thereinto, the residential housings with floor area less than 90 m2 shall be no more than   /   , which shall satisfy the following typing requirements:                     /                                                    . The residential housings with floor area of less than 90 m2 built within the land parcel to be assigned hereunder shall cover    /   % or more of total area of assigned land parcel developed for construction. Besides, the Assignee agrees to act in accordance with Item    /    of this Article upon completion of economically affordable housings, low-rent housings and other governmental guaranteed housings if the said housings are built within the land parcel to be assigned hereunder:

1.                            such housings shall be handed over to the government;

2.                            such housings shall be repurchased by the government;

3.                            the governmental regulations governing construction and sales of economically affordable housings shall be complied with;

4.                                 /    .

Article 15                            The Assignee agrees to synchronously construct the following supporting projects within the land parcel to be assigned hereunder and hand over the same to the government upon completion thereof without compensation:

    /     .

Article 16                            The Assignee agrees to commence the construction projects on the land parcel to be assigned hereunder prior to April 25, 2018 and to complete the same prior to April 25, 2020.

Should the Assignee defer the commencement of construction projects, it shall submit a deferral application to the Assignor thirty (30) days in advance. If the Assignor’s approval is obtained, the completion date of such construction projects may be postponed accordingly. However, the deferral period shall not be more than one year.

Article 17                            During construction period, the connection of the water and gas supply, sewage disposal and other facilities within the land parcel to be assigned hereunder to main pipelines and the interface of electricity substation outside such land parcel shall be managed subject to applicable regulations.

The Assignee agrees upon the entry, passing and crossing of assigned land parcel by any kind of pipelines laid by the governmental for public demand. However, the government or construction unit of utility facilities shall make reasonable compensation if the functionality of land parcel to be assigned hereunder is affected.

Article 18                            The Assignee shall make use of the land parcel to be assigned hereunder as per the intended purpose and floor area ratio thereof agreed herein, and shall not make any alteration without consent. During the assignment period, in case of any change to the intended purpose of the land parcel to be assigned hereunder, the Parties agree to act in accordance with Item (1) of this Article:

(1)                       The Assignor shall withdraw the construction land use right with certain charges;

(2)                       To go through approval procedures regarding altering the intended purpose of the land according to law, execute an amendment agreement to the State-owned Construction Land Use Right Assignment Contract or sign a new State-owned Construction Land Use Right Assignment Contract. Then, the Assignee shall make a supplemental payment of assignment fees hereunder as per the difference between market price assessed for construction land use right under new intended purpose and that under original intended purpose, and complete land change registration procedures.

Article 19                            During the use period of assigned land parcel hereunder, the government reserves its right to adjust the planning of such land parcel hereunder. In case of any amendment to original planning, the buildings existing on such land parcel shall not be affected. However, in case of any transformation, renovation and rebuilding of the buildings, structures or their respective ancillary facilities during the use period or in the event of any renewal upon expiry of use period, the planning in force at that time must be implemented.

Article 20                            The Assignor shall not withdraw the state-owned construction land use right exercised by the Assignee according to law prior to expiry of use period agreed hereunder; where, under special circumstances, the Assignor needs to withdraw the state-owned construction land use right in advance for social and public interests, the Assignor shall submit an application for approval according to statutory procedures and grant certain compensation to the land user according to the value of buildings, structures and their respective ancillary facilities existing on the land at the time of withdrawal, market price assessed for state-owned construction land use right during remaining use period and direct losses as ascertained upon assessment.

Chapter 4   Transfer, Lease and Mortgage of State-owned Construction Land Use Right

Article 21                            The Assignee shall, after paying the assignment fees for the state-owned construction land use right in full as agreed hereunder, and upon receipt of State-owned Land Use Certificate, have the right to transfer, lease or mortgage the state-owned construction land use right in full or in part hereunder. In case of any initial transfer, the conditions set out in Item (1) of this Article shall be satisfied:

(1)                       the investment development shall be conducted pursuant to this Contract and twenty-five percentage or more of total development investment is made;

(2)                       the investment development shall be conducted pursuant to this Contract and the conditions for the land used for industrial purpose or other construction purposes have been established.

Article 22                            The transfer, lease or mortgage contract of state-owned construction land use right shall not be contrary to the laws and regulations of the State and this Contract.

Article 23                            When the state-owned construction land use right is transferred in whole or in part, the rights and obligation set forth in this Contract and land registration documents shall be transferred accordingly, and the use period of state-owned construction land use right shall be the remaining use period produced by the use period agreed hereunder minus the lapsed use period.

After the state-owned construction land use right is leased in whole or in part hereunder, the rights and obligations set forth in this Contract and land registration documents shall be still borne by the Assignee.

Article 24                            Where the state-owned construction land use right is transferred or mortgaged, the parties relating to such transfer or mortgage shall complete land change registration procedures with competent administrative authority of land and resources together with this Contract, corresponding transfer or mortgage contract and State-owned Land Use Certificate.

Chapter 5   Expiry of Use Period

Article 25                            Where the land user desires to continue using the land parcel hereunder upon expiry of use period agreed hereunder, the land user shall submit an application for renewal no later than one year prior to such expiry, for which the Assignor shall grant an approval, unless the land parcel hereunder needs to be recovered for social and public interests.

The use period of the land intended for construction of residential housings shall be automatically renewed upon its expiry.

Where the Assignor agrees upon the said renewal, the land user shall complete the assignment, lease and other paid land use procedures according to law, execute a new assignment, lease or any other paid land use contract, pay off land assignment fees, rent and other considerations for land use.

Article 26                            Where the land user applies for renewal upon expiry of assignment period, but fails to obtain the approval for social and public interests, the land user shall return the State-owned Land Use Certificate and complete deregistration procedures as to state-owned construction land use right pursuant to applicable regulations, and the Assignor shall withdraw the state-owned construction land use right without compensation. The Assignor and the land user agree that the buildings, structures and their respective ancillary facilities existing on the land parcel hereunder shall be subject to Item (1) of this Article:

(1)                                the Assignor shall recover the buildings, structures and their respective ancillary facilities existing on the land and make corresponding compensation to the land user as per the residual value of such buildings, structures and their respective ancillary facilities existing on the land at the time of recovery;

(2)                                the Assignor shall recover the buildings, structures and their respective ancillary facilities existing on the land without compensation.

Article 27                            Where the land user doesn’t apply for renewal at the time of expiry of assignment period, the land user shall return the State-owned Land Use Certificate and complete deregistration procedures as to state-owned construction land use right pursuant to applicable regulations, and the Assignor shall withdraw the state-owned construction land use right without compensation. The Assignor shall recover the buildings, structures and their respective ancillary facilities existing on the land parcel hereunder without compensation and the land user shall maintain normal functionality of such buildings, structures and their respective ancillary facilities so as to prevent from artificial damage. Where any of such buildings, structures or their respective ancillary facilities loses its normal functionality, the Assignor may require the land user to remove or dismantle it to restore the site leveling.

Chapter 6   Force Majeure Events

Article 28                            Where either Party fails to perform this Contract in whole or in part due to any force majeure event, such Party may be exempt from its responsibilities for such failure; provided, however, that such affected Party shall, if possible, take all necessary actions to minimize all losses thus incurred. This shall not apply to the force majeure events occurring during the duration of delayed performance.

Article 29                            The affected Party shall, within seven (7) days thereafter, notify the details of such force majeure event to the other Party by letter, cable or fax or in other written forms, and shall, within fifteen (15) days thereafter, provide the other Party with the report and evidence as to the failure to perform this Contract in whole or in part or the necessity of delayed performance.

Chapter 7   Breach Liabilities

Article 30                            The Assignee shall, subject to this Contract, pay the assignment fees for state-owned construction land use right on schedule. Should the Assignee delay in making such payment, the Assignee shall pay the Assignor the liquidated damages equivalent to 0.1‰ of sums due but unpaid for each delay day. Where such delay lasts for more than sixty (60) days, and the Assignee still fails to make a payment upon receipt of the reminder notice from the Assignor, the Assignor shall have the right to cancel this Contract and the Assignee shall have no right to require the Assignor to refund the security deposit, and the Assignor may claim against the Assignee for all losses thus incurred.

Article 31                            Where the Assignee terminates the investment into and construction on land parcel hereunder for its own reasons, and proposes to terminate this Contract in advance and requires the return of land, the Assignor shall, after reporting the same to the people’s government which approves the land assignment proposal for approval, and subject to the following provisions, respectively refund all or any portion of assignment fees (without interest) for state-owned construction land use right except for the security deposit agreed herein and withdraw the state-owned construction land use right, and may make no compensation for the buildings, structures or their respective ancillary facilities already built or erected on the land parcel to be assigned hereunder, and may require the Assignee to remove such buildings, structures and their respective ancillary facilities and to restore the site leveling. However, where the Assignor desires to continue using the buildings, structures and their respective ancillary facilities already built or erected on the land parcel to be assigned hereunder, the Assignor shall make certain compensation to the Assignee:

(1)                                Where the Assignee submits the said application for termination to the Assignor at least sixty (60) days prior to expiry of one year subsequent to construction commencement date agreed herein, the Assignor shall refund the assignment fees for state-owned construction land use right already paid by the Assignee upon deduction of the security deposit;

(2)                                Where the Assignee submits the said application for termination to the Assignor within one to two years subsequent to construction commencement date agreed hereunder and at least sixty (60) days before expiry of two years subsequent to construction commencement date agreed hereunder, the Assignor shall, after deducting security deposit agreed hereunder and idle land fees imposed according to applicable regulations, refund the remaining assignment fees for state-owned construction land use right already paid hereunder to the Assignee.

Article 32                            Where the assigned land is left idle for more than one year but less than two years for the reasons attributable to the Assignor, the Assignor shall pay the idle land fees; where the assigned land is left idle for two years or above and the construction thereon hasn’t been commenced, the Assignor shall have the right to withdraw the state-owned construction land use right without compensation.

Article 33                            Should the Assignee fail to commence the construction on the date agreed hereunder or on another date agreed for deferred construction, the Assignee shall pay the Assignor the liquidated damages equivalent to 0.1‰ of total assignment fees for state-owned construction land use right for each delay day, and the Assignor shall have the right to require the Assignee to continue the performance of this Contract.

Should the Assignee fail to complete the construction on the date agreed hereunder or on another date agreed for deferred construction, the Assignee shall pay the Assignor the liquidated damages equivalent to 0.1‰ of total assignment fees for state-owned construction land use right for each delay day.

Article 34                            Where any of total investment of fixed assets, investment intensity and total investment of development under the land parcel defined herein fails to reach the standard agreed hereunder, the Assignor may, as per the proportion of actual difference to total investment and investment intensity indicator agreed, require the Assignee to pay the liquidated damages equivalent to the said proportion of assignment fees for state-owned construction land use right, and may require the Assignee to continue the performance of this Contract.

Article 35                            Where any of such indicators as the floor area ratio of buildings, the density of buildings, etc. under the land parcel defined herein is below the minimum standard agreed herein, the Assignor may, as per the proportion of actual difference to agreed minimum standard, require the Assignee to pay the liquidated damages equivalent to the said proportion of the assignment fees for state-owned construction land use right, and shall have the right to require the Assignee to continue the performance of this Contract; where any of such indicators as the floor area ratio of buildings, the density of buildings, etc. under the land parcel defined herein exceeds the maximum standard agreed herein, the Assignor shall have the right to recover the area beyond agreed maximum standard and to, as per the proportion of actual difference to agreed standard, require the Assignee to pay the liquidated damages equivalent to the said proportion of the assignment fees for state-owned construction land use right.

Article 36                            Where any of such indicators as the ratio of green space of industrial construction project, the proportion of the land used for office and life and service facilities, the floor area of the land used for office and life and service facilities, etc. exceeds the standard agreed herein, the Assignee shall pay the Assignor the liquidated damages equivalent to 0.1‰ of assignment fees of the assigned land hereunder and dismantle corresponding greening and building facilities on its own.

Article 37                            Where the Assignee pays the assignment fees for state-owned construction land use right as agreed herein, the Assignor must deliver the assigned land on schedule as agreed hereunder. Should the Assignor fail to deliver the land on schedule, causing that the Assignee delays in occupying the land parcel hereunder, the Assignor shall pay the Assignee the liquidated damages equivalent to 0.1‰ of assignment fees for state-owned construction land use right already paid by the Assignee, and the land use period shall be calculated from the date when the land is actually delivered. Where the Assignor delays in delivering the land for more than sixty (60) days, and still fails to deliver the land upon receipt of remainder notice from the Assignee, the Assignee shall have the right to cancel this Contract and the Assignor shall refund the security deposit in double, and refund the remainder of assignment fees for state-owned construction land use right already paid, and the Assignee may claim against the Assignor for the losses thus incurred.

Article 38                            Where the Assignor fails to deliver the land on schedule or the land delivered doesn’t satisfy the land conditions agreed hereunder or the Assignor changes the land use conditions unilaterally, the Assignee shall have the right to require the Assignor to perform the obligations as stipulated and compensate for all direct losses thus incurred to the Assignee. The land use period shall be calculated from the date when agreed land conditions are satisfied.

Chapter 8   Governing Laws and Dispute Resolution

Article 39                            The execution, effectiveness, construction and performance of and dispute resolution under this Contract shall be governed by the laws of the People’s Republic of China.

Article 40                            Any dispute arising out of performance of this Contract shall be first resolved by the Parties through mutual negotiation. If no agreement is concluded through such negotiation, such dispute shall be resolved subject to Item (1) of this Article:

(1)                       such dispute shall be submitted to the Arbitration Commission of Loudi Municipality for arbitration;

(2)                       A lawsuit shall be lodged to the people’s court according to law.

Chapter 9   Supplementary Provisions

Article 41                            The land parcel assignment proposal hereunder has been approved by the people’s government of Xinhua County and this Contract shall take effect upon signatures by the Parties hereto.

Article 42                            The Parties hereto warrant that such information as the name, mailing address, tel., fax, account bank, agent, etc. provided herein is true and valid. In case of any change to either Party’s information, such Party shall, within fifteen (15) days thereafter, notify the same to the other Party in writing. Otherwise, such Party shall assume all responsibilities for any failure to serve a notice arising thereby.

Article 43                            This Contract and the Appendices thereto have a total of XXX pages. The Chinese version of this Contract shall always take precedence.

Article 44                            The price, amount, area, etc. provided herein shall be written in words and figure. In case of any inconsistency between the amounts expressed in words and figure, the amount expressed in words shall prevail.

Article 45                            Matters not covered herein shall be agreed by the Parties through executing an Appendix hereof, which shall have the same legal force with this Contract.

Article 46                            This Contract is made in duplicate, with the Assignor and the Assignee holding one (1) respectively, each of which shall have the same legal force.

Supplemental Provisions

Hunan Weicheng Credit Risk Management Co., Ltd. has solely invested and constructed by itself a comprehensive headquarters building (with at least 11 storeys) with an area of 16,000 square meters, and such construction projects as parking space, etc. as planned and designed for the first phase, and further conducted certain construction projects on the unused land with the remaining area of 16,000 square meters, and such construction projects as parking space, etc. as planned and designed for the second phase.

Assignor (Seal):	Assignee (Seal):

/s/ Seal of Land and Resources Bureau of Xinhua County	/s/ Seal of Hunan Weicheng Credit Risk Management Co., Ltd.

Legal Representative	Legal Representative
(Entrusted Agent)	(Entrusted Agent)

(Signature):	(Signature):

/s/ Yixiang Zou	/s/ Zehui Zou

April 25, 2017